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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 1996

                           HUBCO, INC.
     (Exact name of registrant as specified in its charter)


                           New Jersey
         (State or other jurisdiction of incorporation)

            1-10699                       22-2405746
  (Commission File Number)   (IRS Employer Identification No.)

       1000 MacArthur Boulevard, Mahwah, New Jersey  07430
            (Address of principal executive offices)

                         (201) 236-2630
      (Registrant's telephone number, including area code)


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Item 5.   Other Events.

          On February 29, 1996 HUBCO consummated its acquisition of three branches from CrossLand Federal Savings Bank. The branches are located in Cliffside Park, Fords and Rahway, New
Jersey.

          The three acquired branches had approximately $61 million of deposits and HUBCO paid $3.1 million as a premium. All of the deposits acquired were insured by the Bank Insurance Fund of the FDIC. HUBCO has filed an application to consolidate the acquired Cliffside Park office with one of HUBCO's existing offices in Cliffside Park, New Jersey.

          A copy of the press release announcing the acquisition is attached.


Item 7.   Exhibits.

          99   Press Release dated March 1, 1996.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HUBCO, INC.

Dated: March 7, 1996               By: D. LYNN VAN BORKULO-NUZZO
                                       -------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President

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                        INDEX TO EXHIBITS


99   Press Release dated March 1, 1996.